EXHIBIT 10.28
                                   AGREEMENT

      THIS AGREEMENT ("Agreement") is made as of August 5, 1996 by and between Deutsche Financial Services Corporation ("DFS") and Allstar
Systems, Inc., a Texas corporation ("Allstar").

                                      RECITALS

      A. Allstar and DFS are parties to that certain Agreement for Wholesale Financing dated as of September 20, 1993 (along with any and all amendments and addenda thereto, the "AWF"). As described in that certain letter to DFS dated as of August 2, 1996 (the "Letter"), a copy of which is attached hereto and incorporated herein, Allstar has requested DFS' waiver of Dealer's compliance with certain terms and conditions of the AWF and certain amendments thereto.

      B. As described in a Draft Form S-1 Registration Statement under the Securities Act of 1933 (herein, the "S-1") and certain other communications to DFS, Allstar is undertaking an initial public offering of its common stock (herein, the "IPO"). As described in the S-1, in connection with the IPO, Allstar will be engaging in the "Restructuring" (as defined below). Allstar has also requested the consent of DFS to the Restructuring and the IPO. (Capitalized terms used but not defined herein shall have the meanings given them in the AWF.)

      NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements herein and after set forth, the parties hereto agree as follows:

      1. WAIVERS. In the attached copy of the Letter, each listed "Term or Condition in AWF" has been given a number for ease of reference herein. Subject to the terms and conditions hereof, DFS hereby waives compliance by Dealer with the AWF as follows:

      (a) ITEM 1. DFS hereby waives Allstar's compliance with Section 4 of the AWF concerning: (i) the changes of Allstar's name from Allstar-Valcom, Inc., to Allstar Systems, Inc., and then to Allstar Systems, Inc., (ii) the merger of Allstar Services, Inc. and R. Cano, Inc., with and into Allstar, with Allstar as the survivor thereof, (iii) the formation of the wholly-owned subsidiary Stratasoft, Inc., a Texas corporation, and (iv) the issuance of stock to Anthony Adame and Jack Corey. DFS hereby waives Allstar's compliance with Section

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4 of the AWF concerning only the new locations for Collateral described in Item
1 of the Letter as of the date of the Letter, only to the extent that DFS' first priority lien in any such Collateral has not been and shall not in any material way be impaired by reason thereof.

      (b) ITEM 2. DFS hereby waives Allstar's compliance with Section 5 of the AWF concerning the matters described in Item 2 of the Letter, but (i) only to the extent that any such lease, rental, loan, or demonstration of the Collateral was done in the ordinary course of Allstar's business, and (ii) only to the extent, and Allstar hereby represents and warrants to DFS, that such actions did not have a material adverse effect on the financial condition or properties of Allstar, its business, or the Collateral.

      (c) ITEMS 3-7. DFS hereby waives Allstar's compliance with the AWF concerning the matters described in Items 3-7 of the Letter, but only to the extent, and Allstar hereby represents and warrants to DFS, that such actions did not have a material adverse effect on the financial condition or properties of Allstar, its business, or the Collateral.

      (d) ITEM 8. DFS hereby waives compliance by Dealer with the AWF to the extent that (i) Dealers's ratio of Debt to Tangible Net Worth plus Subordinated Debt for the month ending June 30, 1996 was 9.18 to 1.0, and the AWF requires that such ratio for such period not exceed 8.0 to 1.0.

      (e) ITEM 9. The matters described in Item 9 of the Letter are addressed in Section 3 of this Agreement.

      2. TEMPORARY AMENDMENT. For the period commencing on the date of this Agreement and ending on the earlier to occur of the date of the IPO or November 15, 1996 (the "Amendment Termination Date"), the AWF shall be amended to require that Dealer's ratio of Debt to Tangible Net Worth plus Subordinated Debt not exceed 9.5 to 1.0. On and after the Amendment Termination Date, such covenant shall revert to the previous requirement of not more than 8.0 to 1.0.

      3. IPO; RESTRUCTURING. Allstar has explained to DFS that in connection with the IPO, Allstar will incorporate a new Delaware corporation as a wholly-owned subsidiary (herein, "Newco"), into which Allstar shall be merged, with Newco as the survivor (such transaction being referred to herein as the "Restructuring"). DFS hereby consents to the Restructuring and the IPO, subject to the

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following terms and conditions having been satisfied on or before the Amendment
Termination Date, as determined by DFS in its reasonable discretion:

      (a) Upon consummation of the Restructuring, Newco shall assume, pursuant to an agreement in form and substance acceptable to DFS, all of Allstar's obligations (herein, collectively the "Obligations") arising out of or in any way related to the AWF and any of the other documents, instruments and agreements executed in connection therewith (collectively, the "Loan Documents"), and shall be bound by all of the terms and conditions thereof, as amended from time to time;

      (b) The security interest of DFS in and to the Collateral shall not in any way be impaired by reason of the Restructuring or the IPO, Allstar acknowledging that all Collateral now or hereafter acquired by Newco is and shall remain subject to DFS' first priority lien therein in accordance with the terms and provisions of the Loan Documents;

      (c) Allstar and Newco shall have executed and delivered to DFS such documents, instruments and agreements, all in form and substance satisfactory to DFS and its counsel, as are necessary to ensure the continuance of DFS' valid first lien in the Collateral, including but not limited to: (i) new financing statements and/or amendments to existing financing statements, and (b) such other documents, instruments, certificates and agreements as DFS may require to further perfect and evidence the security interests and priority thereof of DFS in the Collateral;

      (d) DFS shall have received evidence that the financing statements and other documents described above have been filed in the appropriate filing locations;

      (e) DFS' shall have reviewed the documents pursuant to which the IPO and the Restructuring were ultimately consummated;

      (f) Newco shall have executed and delivered to DFS loan documents, in form and substance similar to the existing Loan Documents;

      (g) DFS shall have received guarantees of Newco's obligations to DFS from the existing guarantors of Allstar, in form and substance similar to any existing guarantees given to DFS;

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      (h) DFS shall have received confirmations from the suppliers of inventory to Allstar that the terms of DFS' repurchase agreements with such suppliers will be supported and continued for applicable inventory of Newco; and

      (i) DFS shall have received revised and/or replacement insurance certificates and lender loss payee endorsements concerning Newco, in compliance with those currently required of Allstar under the Loan Documents.

      4. NO CLAIMS. Allstar acknowledges that there are no existing claims, defenses (personal or otherwise) or rights of setoff or recoupment whatsoever with respect to the Loan Documents. Allstar agrees that this Agreement in no way acts as a release or relinquishment of any liens, security interests or other rights in favor of DFS.

      5. MISCELLANEOUS. The waivers contained in Sections 1(a) through 1(c) of this Agreement are only for the time period from September 20, 1993, through the Amendment Termination Date and these waivers are not intended to apply to any other time period or any other default now existing or hereafter arising. The waivers contained in Section 1(d) of this Agreement are only for the time period covered by Section 1(d) and these waivers are not intended to apply to any other time period or any other default now existing or hereafter arising. Each waiver is expressly conditioned upon the accuracy of the financial statements and other information submitted by Allstar. To the extent of any inaccuracy of such financial statements or other information, DFS reserves all of its rights and remedies, including but not limited to recision of this Agreement. Except to the extent specifically waived herein, all terms and conditions of the Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect. DFS reserves all of its rights and remedies under the Loan Documents.

      6. FURTHER ASSURANCES. Allstar hereby agrees to execute and deliver such other and further documents and instruments as DFS may request to implement the provisions of this Agreement and to perfect and protect the liens and security interests created by the Loan Documents, or any successor thereto.

      7. AMENDMENTS. No provision of this Agreement may be amended, modified or waived, except by an instrument in writing signed by DFS.

      8. COUNTERPARTS; FAX SIGNATURES. This Agreement may be executed in one or more counterparts and by different parties on different counterparts, each of which shall be deemed an original instrument and all of which taken together shall constitute one and

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the same agreement. A signature of a party delivered by telecopy or other electronic communication shall constitute an original signature of such party.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date specified at the beginning hereof.

                                    ALLSTAR SYSTEMS, INC.

                                    By:   /s/ JAMES LONG
                                    Name:     JAMES LONG
                                    Title:    PRESIDENT

                                    DEUTSCHE FINANCIAL SERVICES
                                    CORPORATION

                                    By:    /s/ BOB POWELL
                                    Name:      BOB POWELL
                                    Title:     REGIONAL BRANCH MGR

                          CONSENT AND ACKNOWLEDGMENT

      Each undersigned Guarantor hereby acknowledges and consents to the terms of the foregoing Agreement, and does hereby ratify and confirm its Guaranty in all respects.

  /s/ JAMES LONG
James Long

Rhonda Long

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